                 PROSPECTUS SUPPLEMENT, DATED JANUARY 13, 2010,
               TO THE PROSPECTUSES, DATED DECEMBER 30, 2009 , FOR
                             SELIGMAN FRONTIER FUND
                                   (THE FUND)

On September 30, 2009, Ameriprise Financial, Inc., the parent company of RiverSource Investments, LLC, the Fund's investment manager (RiverSource), announced the acquisition of the long-term asset management business of Columbia Management Group, LLC, and its affiliated companies (Columbia) (the Columbia Transaction). The Columbia Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010 (the "Closing").

In connection with the anticipated integration of the long-term asset management businesses of Columbia and RiverSource following the Closing, RiverSource has determined that the Fund's portfolio manager primarily responsible for overseeing the Fund's investments, effective upon and subject to the Closing, will be as follows:

Wayne M. Collette, CFA
Managing Director of Columbia Management Advisors, LLC; associated with Columbia Management Advisors, LLC or its predecessors as an investment professional since March 2001.


Pending the Closing, each of the portfolio manager(s) set forth in the Fund's prospectuses is expected to continue in his or her current role.